UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2006

United America Indemnity, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Walker House, 87 Mary Street, P.O. Box 908GT, Cayman Islands, Cayman Islands		None
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(345) 949-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 23, 2006, the Registrant announced that its board of directors selected Joseph F. Morris as President.

Mr. Morris, 51, is President and Chief Executive Officer of Penn-America Group, Inc., since January of 2005. From September 2000 to January 2005, Mr. Morris served as Senior Vice President, Chief Financial Officer and Treasurer of Penn-America Group, Inc. and its wholly owned subsidiary, Penn-America Insurance Company and that company’s wholly owned subsidiaries, Penn-Star Insurance Company and Penn-Patriot Insurance Company. Previously, Mr. Morris was employed for 21 years with Reliance Insurance Company where he served in several positions for that company’s commercial and specialty insurance businesses. From 1976 to 1979, he was a senior auditor with Touche Ross & Co. Mr. Morris holds a B.S. degree in Accounting from the Pennsylvania State University and an M.B.A. degree in Financial Management from Drexel University. Mr. Morris earned a Certified Pubic Accounting (CPA) designation in 1978. He is currently on the Board of Directors of the Insurance Society of Philadelphia and has previously held the positions of Chairman, Vice-Chairman and Treasurer.

Item 8.01 Other Events.

On January 23, 2006, the Registrant issued a press release announcing (i) Mr. Morris’ selection as President, (ii) that the Registrant will consolidate its two U.S. insurance subsidiaries, United National Group and Penn-America Group, under a single United America Insurance Group management structure and (iii) that William F. Schmidt, President and Chief Executive Officer of United National Group, will serve as the President and Chief Executive Officer of United America Insurance Group. In addition, the Registrant announced that it will hold a teleconference, the details of which are set forth in the press release, for interested parties on January 23, 2006 to discuss the announcement.

A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated January 23, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United America Indemnity, Ltd.

January 23, 2006	By:	Richard S. March

Name: Richard S. March
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 23, 2006.